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                                                                   Exhibit 10.20

                         SEVENTH MODIFICATION AGREEMENT
                   OF THE REVOLVING LOAN AND CREDIT AGREEMENT

      THIS SEVENTH MODIFICATION AGREEMENT OF THE REVOLVING LOAN AND CREDIT AGREEMENT (hereafter the "Seventh Modification") made and entered into this 30th day of September, 2005, to be effective as of the 10th day of October, 2005, by and among REGIONS BANK, successor in interest to UNION PLANTERS BANK NATIONAL ASSOCIATION, with its principal office at 6200 Poplar Avenue, Memphis, Tennessee ("Lender"); SUNTRUST BANK, a Georgia banking corporation with its principal office at 850 Ridge Lake Blvd., Suite 450, Memphis, Tennessee 38120 (the "Documentation Agent"); FRED'S, INC., a Tennessee corporation having its principal offices at 4300 New Getwell Road, Memphis, Tennessee (the "Borrower"); and FRED'S STORES OF TENNESSEE, INC. (the "Guarantor").

      WHEREAS, Borrower is justly indebted to Lender for Advances made to Borrower evidenced by that certain Promissory Note dated April 3, 2000 (the "Note"), in the original principal amount of Forty Million Dollars ($40,000,000.00) and that certain Credit Agreement dated March 28, 2000, effective April 3, 2000 (herein the "Credit Agreement"), providing for advances up to a maximum of Forty Million Dollars ($40,000,000.00);

      WHEREAS, Borrower and Lender entered into a Modification Agreement (the "First Modification") dated May 26, 2000, providing, among other things, that the Note, originally payable on demand, would mature and be due and payable on April 3, 2003;

      WHEREAS, Borrower and Lender entered into a second Modification Agreement (the "Second Modification") dated April 30, 2002, providing, among other things, that the Note would be due and payable on March 31, 2004;

      WHEREAS, Borrower and Lender entered into a third Modification Agreement (the "Third Modification") dated July 31, 2003, providing, among other things, that the Note would be due and payable on July 31, 2006;

      WHEREAS, Borrower and Lender entered into a fourth Modification Agreement (the "Fourth Modification") dated June 28, 2004, providing, among other things, that the Note would be increased to Fifty Million and 00/100 Dollars ($50,000,000.00) until December 15, 2004, at which time it will revert to $40,000,000.00 until July 31 2006;

      WHEREAS, Borrower and Lender entered into a fifth Modification Agreement (the "Fifth Modification") dated October 19, 2004, effective October 20, 2004, in which Lender granted Borrower an additional temporary increase in the Commitment, in the amount of Ten Million and 00/100 Dollars ($10,000,000.00) (in addition to and having the same maturity as the increase created by the Fourth Modification) (the "Temporary Overline"), causing the Commitment to temporarily increase from Forty Million and 00/100 Dollars ($40,000,000.00) to Sixty Million and 00/100 Dollars ($60,000,000.00);

      WHEREAS, Borrower and Lender entered into a sixth Modification Agreement (the "Sixth Modification") dated July 29, 2005, effective July 29, 2005, in which Lender (i) granted Borrower an increase in the amount of Ten Million and 00/100 Dollars ($10,000,000.00) (the "Increase"), causing the Commitment to increase from Forty Million and 00/100 Dollars ($40,000,000.00) to Fifty Million and No/100 ($50,000,000.00); (ii) extended the Maturity Date from September 30, 2006 to September 30, 2009; (iii) amended Section 6.1.1.2 to include a reporting date equal to sixty (60) days after the end of the fiscal quarter; and (iv) amended Section 7.1 to increase the other indebtedness from not exceeding Five Million and 00/100 Dollars ($5,000,000.00) to not exceeding Twenty Million and 00/100 Dollars ($20,000,000.00).

      WHEREAS, Borrower and Lender desire to amend the Credit Facility and to grant an additional Twenty Million and 00/100 Dollars ($20,000,000.00) temporary increase (the "Temporary Overline") in the Commitment, in addition to the Increase created by the Sixth Modification. The maturity date of the $50,000,000.00 Credit Facility shall continue to be September 31, 2009, and the maturity date of this $20,000,000 Temporary Overline shall be December 15, 2005. As a result of the Temporary Overline, the Commitment shall temporarily increase from Fifty Million and 00/100 Dollars ($50,000,000.00) to Seventy Million and 00/100 Dollars ($70,000,000.00).

      NOW THEREFORE, in consideration of the premises and of other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties hereto agree as follows:

      NOW THEREFORE, in consideration of the premises and of other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties hereto agree as follows:

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      1.    Temporary Increase of Commitment: Borrower, Lender and Documentation
            Agent each agree that the Commitment shall be temporarily increased by the amount of the Temporary Overline, effective October 10, 2005, and that the Temporary Overline shall be immediately due and payable as of December 15, 2005 (such period of time to be referred to as the "Temporary Term"). The parties agree that the Temporary Overline shall be governed by all terms, conditions and covenants currently in place for the Note and Credit Facility, other than with respect to the maturity date as set forth in this paragraph 1 of the Seventh Modification.

      2. Notation: Lender and Documentation Agent covenant and agree to make a notation upon their respective records showing that the Note and Agreement has been modified as set forth herein.

      3. Origination Fee. In consideration of the grant of the Temporary Overline by Lender, Borrower shall pay an origination fee ("Origination Fee") in an amount equal to ten basis points (10 bp) of the Temporary Overline, equaling the sum of Twenty Thousand and 00/100 Dollars ($20,000.00). The amount shall be pro rated based upon the Participation and the Credit Facility. SunTrust shall receive Thirty Seven and One Half Percent (37.5%) of the $20,000.00, while Regions shall receive Sixty Two and One Half (62.5%) of the $20,000.00.

      4. Suspension of "Unused" Fee. For only such time as the Temporary Term is in effect, the "unused" fee shall be suspended with respect to the Temporary Overline. The preceding sentence shall not apply to the original Commitment amount.

      5. Continuation of Terms. All of the terms, covenants and conditions of the Note, as modified by the First Modification, the Second Modification, Third Modification, Fourth Modification, Fifth Modification, Sixth Modification, and the Credit Agreement or any other document executed in connection therewith, are, to the extent not inconsistent with the terms herein, hereby incorporated herein by reference. It is expressly understood and agreed that the terms, covenants and conditions of all instruments evidencing or securing the indebtedness evidenced by the Note shall remain in full force and effect, and shall in no manner be affected by the execution of this Seventh Modification except as the same are expressly modified herein. It is further expressly understood and agreed that the Participation Period of Documentation Agent, as set forth in that certain Participation Agreement, by and between the parties, dated as of March 28, 2000, shall be extended and remain in full force and effect, and shall terminate on July 31, 2009, as modified by the Modification to Participation Agreement dated the 29th day of July, 2005, effective the 29th day of July, 2005. Furthermore, Borrower presently covenants, represents and warrants that it is full and current compliance with all covenants, representations and warranties contained in the Credit Agreement.

      6. Incorporation by Reference. The parties hereby incorporate by reference the Credit Agreement, First Modification, Second Modification, Third Modification, Fourth Modification, Fifth Modification, Sixth Modification, and Participation Agreement.

      7. No Discharge. The execution and delivery of this Seventh Modification does not discharge the obligors, sureties, endorsers or guarantors of the Note, and all rights of the Lender against any and all of same are expressly reserved.

      8. Successors in Interest. This Seventh Modification shall be binding upon and inure to the benefit of the parties hereto, their respective successors and assigns, transferees and grantees.

      9. Governing Law: This Seventh Modification shall be construed in accordance with the laws of the State of Tennessee and the parties hereto subject themselves to the jurisdiction of Tennessee and venue of the Courts of Shelby County, Tennessee for the resolution of any dispute hereunder.

      10. Undefined Terms: All capitalized terms not defined herein shall have the same definitions as set forth in the Credit Agreement.

      11. Guarantor: The undersigned Guarantor joins and agrees with the terms of this Seventh Modification and recognizes its continued obligation to pay the entire indebtedness as hereby amended and under the terms of its original Guaranty.

                  [Remainder of page left intentionally blank.]

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      IN WITNESS WHEREOF, the parties have executed this Seventh Modification
Agreement of the Revolving Loan and Credit Agreement as of the day and year first above written.

                                           BORROWER:

                                           FRED'S INC., a Tennessee corporation

                                           By: /s/ Jerry A. Shore
                                               ----------------------------

                                           Name: Jerry A. Shore

                                           Title: EVP & CFO

STATE OF TENNESSEE

COUNTY OF SHELBY

      Before me personally appeared, Jerry A Shore , with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence) and who, upon oath, acknowledged himself to be the EVP & CFO of FRED'S, INC., a Tennessee corporation, and that he as such officer being duly authorized so to do, executed the foregoing instrument for the purpose therein contained by signing the name of the company by himself as such officer.

      WITNESS MY HAND AND OFFICIAL SEAL, at office this 7th day of October,
2005.

                                                   Merle S. McGruder
                                                   -----------------
                                                     Notary Public

My Commission Expires:
  January 28, 2008

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      IN WITNESS WHEREOF, the parties have executed this Seventh Modification
Agreement of the Revolving Loan and Credit Agreement as of the day and year first above written.

                                           GUARANTOR AND SUBSIDIARY OF BORROWER:

                                           FRED'S STORES OF TENNESSEE, INC.,
                                           a Tennessee corporation

                                           By: By: /s/Jerry A. Shore
                                                   -----------------------------

                                           Name: Jerry A. Shore

                                           Title: Vice-President

STATE OF TENNESSEE

COUNTY OF SHELBY

      Before me personally appeared, Jerry A. Shore, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence) and who, upon oath, acknowledged himself to be the Vice-President of FRED'S STORES OF TENNESSEE, INC., a Tennessee corporation, and that he as such officer being duly authorized so to do, executed the foregoing instrument for the purpose therein contained by signing the name of the company by himself as such officer.

      WITNESS MY HAND AND OFFICIAL SEAL, at office this 7th day of October,
2005.

                                                        Merle S. McGruder
                                                        -----------------
                                                          Notary Public

My Commission Expires:
  January 28, 2008

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      IN WITNESS WHEREOF, the parties have executed this Seventh Modification
Agreement of the Revolving Loan and Credit Agreement as of the day and year first above written.

                                           LENDER:

                                           REGIONS BANK, successor in interest
                                           to UNION PLANTERS BANK NATIONAL
                                           ASSOCIATION

                                           By: /s/ James Gummel
                                               --------------------------------

                                                  James Gummel

                                                  Senior Vice President

STATE OF TENNESSEE

COUNTY OF SHELBY

      Before me personally appeared, James Gummel, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence) and who, upon oath, acknowledged himself to be a Senior Vice-President of REGIONS BANK, successor in interest to UNION PLANTERS BANK NATIONAL ASSOCIATION, and that he as such officer being duly authorized so to do, executed the foregoing instrument for the purpose therein contained by signing the name of the bank by himself as such officer.

      WITNESS MY HAND AND OFFICIAL SEAL, at office this 7th day of October,
2005.

                                                  Patricia A. Robinson
                                                  --------------------
                                                   Notary Public

My Commission Expires:
  August 8, 2007

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      IN WITNESS WHEREOF, the parties have executed this Seventh Modification
Agreement of the Revolving Loan and Credit Agreement as of the day and year first above written.

                                           DOCUMENTATION AGENT:

                                           SUNTRUST BANK, a Georgia banking
                                           corporation

                                           By: /s/ Bryan W. Ford
                                               ---------------------------

                                           Name: Bryan W. Ford

                                           Title: Director

STATE OF TENNESSEE

COUNTY OF SHELBY

      Before me personally appeared, Bryan W. Ford, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence) and who, upon oath, acknowledged himself to be a Director of SUNTRUST BANK, a Georgia banking corporation, and that he as such officer being duly authorized so to do, executed the foregoing instrument for the purpose therein contained by signing the name of the bank by himself as such officer.

      WITNESS MY HAND AND OFFICIAL SEAL, at office this 11th day of October,
2005.

                                                  Lisa Renee Gordon
                                                  -----------------
                                                    Notary Public

My Commission Expires:
 August 16, 2009

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